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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                  April 9, 2002
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of Registrant as Specified in Its charter)


                                    NEW YORK
           -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           1-3157                                      13-0872805
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   Commission File Number                    (IRS Employer Identification No.)


       400 Atlantic Street, Stamford, Connecticut                   06921
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        (Address of Principal Executive Offices)                 (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         N/A

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         N/A

Item. 3. BANKRUPTCY OR RECEIVERSHIP.

         N/A

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Audit and Finance Committee of the Board of Directors of International Paper Company annually considers and recommends to the Board the selection of International Paper's independent auditor. As recommended by International Paper's Audit and Finance Committee, International Paper's Board of Directors on April 9, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as International Paper's independent auditor and engaged Deloitte & Touche LLP to serve as International Paper's independent auditor for 2002.

         Andersen's reports on International Paper's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on International Paper's consolidated financial statements for 2001 was issued on an unqualified basis in conjunction with the publication of International Paper's Annual Report to Shareowners and the filing of International Paper's Annual Report on Form 10-K.

         During International Paper's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on International Paper's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         International Paper provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 9, 2002, stating its agreement with such statements.




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         During International Paper's two most recent fiscal years and through the date of this Form 8-K, International Paper did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on International Paper consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



Item 5.     OTHER EVENTS.

            N/A



Item 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            N/A


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            c)  Exhibits.  The following exhibits are filed with this document.

            16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 9, 2002

          99.1  Press Release dated April 9 , 2002
..


Item 8.     CHANGE IN FISCAL YEAR.

            N/A


Item 9.     REGULATION FD DISCLOSURE.


            N/A




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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              INTERNATIONAL PAPER COMPANY
                                           ---------------------------------
                                                        (Registrant)


Dated:   April 9, 2002                     By /s/ Carol M. Samalin
                                              --------------------
Stamford, Connecticut                             Carol M. Samalin
                                                  Assistant Secretary



                         STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as.............................'sm'